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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 19, 2006

                             AMCORE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

                0-13393                                   36-3183870
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        (Commission File Number)              (IRS Employer Identification No.)

   501 Seventh Street, Rockford, Illinois                   61104
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  (Address of Principal Executive Offices)                (Zip Code)

                                 (815) 968-2241
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

AMCORE Financial, Inc. (the "Company") is furnishing herewith, in the earnings press release attached hereto as Exhibit 99.1, certain financial information for the period ended December 31, 2005, which is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.   Description
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99.1          Press Release, dated January 19, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 19, 2006                         AMCORE Financial, Inc.
                                               (Registrant)


                                               /s/  John R.Hecht
                                               ---------------------------------
                                               John R. Hecht
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Duly authorized officer
                                               of the registrant and
                                               principal financial officer)

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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release, dated January 19, 2006.